Exhibit 99.2 Corporate Presentation March 2024

Disclaimer Forward Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current expectations and beliefs of the management of Neurogene, as well as assumptions made by, and information currently available to, management of Neurogene, including, but not limited to, statements regarding the therapeutic potential and utility, efficacy and clinical benefits of NGN-401 and NGN-101; the safety and tolerability profile of NGN-401 and NGN-101, trial designs, clinical development plans and timing for NGN-401 and NGN-101, including completion of Cohort 1 dosing, first patient dosing of Cohort 2 and anticipated clinical data results in NGN-401 Phase 1/2 trial for Rett syndrome and anticipated clinical data results in NGN-101 Phase 1/2 trial for CLN5 Batten disease; anticipated impact of expansion of Phase 1/2 trial and removal of staggered dosing in Cohort 1 and anticipated early-stage discovery. Forward- looking statements generally include statements that are predictive in nature and depend upon or refer to future ev ents or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Statements that are not historical facts are forward-looking statements. Forward-looking statements in this communication include, but are not limited to, statements regarding the expected expansion and enrollment of, and timing of data from, Neurogene’s Phase 1/2 clinical trials; statements regarding the potential of, and expectations regarding, Neurogene’s programs, including its EXACT technology, NGN-101, NGN-401 and its research stage opportunities; statements regarding market opportunities for Neurogene’s product candidates; the expected dosing of additional patients in Neurogene’s Phase 1/2 clinical trial of NGN-401; statements regarding the potential expansion of Neurogene’s Phase 1/2 clinical trial in Rett syndrome into the United Kingdom, the expansion of Cohort 1 to include additional patients and the expansion of the clinical trial to include Cohort 2 as a dose escalation cohort; statements regarding future interactions with U.S. or foreign regulatory authorities; and statements regarding Neurogene’s cash runway. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: Neurogene’s limited operating history; the significant net losses incurred since inception of Neurogene; the ability to raise additional capital to finance operations; the ability to advance product candidates through non-clinical and clinical development; the ability to obtain regulatory approval for, and ultimately commercialize, Neurogene’s product candidates; the outcome of non-clinical testing and early clinical trials for Neurogene’s product candidates, including the ability of those trials to satisfy relevant governmental or regulatory requirements; Neurogene’s limited experience in designing clinical trials and lack of experience in conducting clinical trials; the ability to identify and pivot to other programs, product candidates, or indications that may be more profitable or successful than Neurogene’s current product candidates; expectations regarding the market and potential for Neurogene’s current product candidates; the substantial competition Neurogene faces in discovering, developing, or commercializing products; expectations regarding the potential tolerability, safety or efficacy for Neurogene’s current product candidates; the ability to attract, hire, and retain skilled executive officers and employees; the ability of Neurogene to protect its intellectual property and proprietary technologies; reliance on third parties, contract manufacturers, and contract research organizations; the ability to attract, hire, and retain skilled executive officers and employees; the ability of Neurogene to protect its intellectual property and proprietary technologies; risks related to Neurogene’s ability to correctly estimate its respective operating expenses, including its projected cash runway, and any unexpected costs, charges or expenses resulting from the merger with Neoleukin Therapeutics, Inc. (“Neoleukin”); and legislative, regulatory, political and economic developments and general market conditions. . The foregoing rev iew of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (SEC), the registration statement on Form S-4 filed with the SEC in connection with the merger of Neurogene and Neoleukin, as well as risk factors associated with companies, such as Neurogene, that operate in the biopharma industry. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Neurogene’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that the contemplated results of any such forward-looking statements will be achieved. Forward-looking statements in this communication speak only as of the day they are made and are qualified in their entirety by reference to the cautionary statements herein. Except as required by applicable law, Neurogene undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future ev ents or otherwise. Industry and Market Data Certain information contained in this Presentation relates to or is based on studies, publications, surveys and Neurogene’s own internal estimates and research. In this Presentation, Neurogene relies on, and refers to, publicly available information and statistics regarding market participants in the sector in which Neurogene competes and other industry data. Any comparison of Neurogene to any other entity assumes the reliability of the information available to Neurogene. Neurogene obtained this information and statistics from third-party sources, including reports by market research firms and company filings. In addition, all of the market data included in this Presentation involve a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Neurogene believes its internal research is reliable, such research has not been verified by any independent source and Neurogene has not independently verified the information. Trademarks This Presentation may contain trademarks, serv ice marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for conv enience, some of the trademarks, serv ice marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but Neurogene will assert, to the fullest extent under applicable law, the righ2 ts of the applicable owners, if any, to these trademarks, serv ice marks, trade names and copyrights.

Neurogene is a Differentiated Clinical-Stage Company Utilizing EXACT Technology to Treat Complex Neurological Diseases Novel EXACT technology designed to overcome key limitations of conventional gene therapy $ Pipeline addresses attractive market opportunities, including Rett syndrome Internal manufacturing provides financial and strategic pipeline flexibility 2H:26 cash runway enables operations beyond clinical inflection points Internal manufacturing provides financial and strategic pipeline flexibility EXACT: Expression Attenuation via Construct Tuning 3

Funding for Key Near Term Milestones Obtained in Reverse Merger and Concurrent Private Financing Completed in 2023

Reverse merger and concurrent financing secured funding to position Neurogene to deliver on anticipated near term milestones:

Rett syndrome (NGN-401)

- ☑ Expanded ongoing Phase 1/2 clinical trial to enroll a larger cohort of patients, including dose-escalation cohort
- Interim Phase 1/2 clinical data 4Q:24
- Additional Phase 1/2 clinical data from expanded low dose and a high dose cohort in 2H:25

CLN5 Batten disease (NGN-101)

- Interim Phase 1/2 clinical data in 2H:24
- Engage in FDA discussions regarding a streamlined registrational pathway in 2H:24

Early-stage discovery

- Advance one early-stage program into the clinic in 2025

Transaction Highlights

- **Merger closed on December 18, 2023**
- Post-merger company trades on Nasdaq as Neurogene Inc. with ticker **"NGNE"**
- Simultaneously closed on **~$95M concurrent private financing**
- 16,887,060 shares of common stock outstanding at closing*
- Cash balance of approximately **$200M at closing**
- Expected cash runway to fund operations into 2H:26

*After the closing of merger, private financing, and 1-for-4 reverse stock split. This number includes 4,063,364 Neurogene Pre-Funded Warrants.

NEUROGENE

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Neurogene Clinical Stage Pipeline

Transgene Regulation | CNS + Ocular Delivery

Product Candidate	Indication	IND* Enabling	Phase I/2	Pivotal	Near-Term Expected Milestones
NGN-401	Rett Syndrome	Transgene Regulation (through Phase I/2)			Interim Data 4Q:24, Additional Data 2H:25
NGN-101	CLN5 Batten Disease	CNS + Ocular Delivery (through Phase I/2)			Interim Data 2H:24

*IND = investigational new drug.

Multiple discovery stage assets in development with plans to advance one program into the clinic in 2025

NEUROGENE

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Developed to Solve the Limitations of Conventional Gene Therapy in Complex Neurological Disorders Today’s Gene Therapy Neurogene’s is Limited By: Solutions: Novel, modular EXACT gene regulation technology and other regulatory elements designed to optimize transgene Variable Gene Expression expression to maximize the therapeutic window Novel and proprietary EXACT gene regulation technology designed to avoid transgene related toxicity associated Safety Limitations with conventional gene therapy Design products to maximize Select ICV delivery approach potency and purity for to maximize AAV9 distribution Inefficient Gene Delivery potentially optimized to target CNS tissues efficacy/safety profile ICV = intracerebroventricular AAV = adeno-associated virus 6 CNS = central nervous system

Wholly-Owned and Fully Integrated In-House AAV Manufacturing GMP Manufacturing 42,000 sq ft facility in Houston, with 6,000 sq ft of cleanrooms Analytical Toxicology Batch Development Manufacturing Quality Process Control Development • Flexibility to manufacture AAV product at low cost • Own product quality and development timelines Quality • Process development expertise supports both HEK293 and Sf9/rBV manufacturing platforms Assurance • Flexibility to rapidly adapt CMC execution to program needs Current research and clinical-grade manufacturing capabilities are designed for commercial-grade product to avoid potential future comparability challenges 7

Experienced Leadership Team Backed by Top Tier Investors Management Team Rachel McMinn, Ph.D. Christine Mikail, J.D. Stuart Cobb, Ph.D. Julie Jordan, M.D. Founder and CEO President and CFO CSO CMO Effie Albanis, M.D. Andrew Mulberg, M.D. Arvind Sreedharan Ricardo Jimenez SVP, Early Clinical and SVP, Regulatory Affairs SVP, Business Operations SVP, Technical Operations Translationall Research Backed by a Syndicate of Thought-Leading Investors AVIDITY PARTNERS Healthcare Investment Fund 8

NGN-401 for Rett Syndrome Leveraging EXACT gene regulation technology

Rett Syndrome – Devastating Disorder with High Unmet Need Genetics • X-Linked disorder causing mutations in the gene encoding for methyl-CpG binding protein 2 (MeCP2) • One of the most common genetic causes of developmental and intellectual impairment in females • Unknown incidence in boys, but typically lethal by ~3 years of age due to no healthy copy of MeCP2 Compelling Market Opportunity • U.S. prevalence - ~6,000-9,000 patients • WW incidence - 1:10,000-1:15,000 live female births High Unmet Need • There are no approved treatments that address root cause of disease • Significant unmet need remains for new treatment options U.S. prevalence estimate based on published incidence rates; Laurvick CL, et al. J Pediatr 2006;148(3):347–35. WW incidence estimate based on published incidence rates; Pini G, et al. Orphanet Journal of Rare Diseases (2016) 11:132. 10

Rett Syndrome Treatment Requires Tight Gene Regulation

Rett Syndrome*



Too little
gene expression drives disease

- ~50% of cells express WT levels of MeCP2
- ~50% are MeCP2 **deficient**



Balanced treatment goal

MeCP2 Duplication Disorder**



Too much
gene expression drives disease

- ~100% cells express **2x** MeCP2 levels

- Rett syndrome (RTT) is a severe neurological disorder caused by mosaic mutations in X-linked MeCP2 gene
- Mice modeling RTT recapitulate many neurological phenotypes observed clinically; disease reversibility has been demonstrated in both immature and mature adult animals

NGN-401 is designed to deliver therapeutic levels of MeCP2 to deficient cells while maintaining a non-toxic level in unaffected cells

NEUROGENE

*Represents female Rett syndrome; **Represents male duplication disorder; WT = wildtype
Pini G, et al. Orphanet Journal of Rare Diseases (2016) 11:132.

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Acts As a Genetic Thermostat, Limiting Transgene Expression EXACT miRNA controls transgene levels to targeted range Regulatory elements designed to avoid off- target effects EXACT is expected to enable gene therapy for Rett syndrome and other complex Protein Expressed disorders 12

EXACT Designed to Widen Therapeutic Window and Enable Gene Therapy for Rett Syndrome


Variable AAV Transduction
EXACT Dampens Overexpression
Wider Therapeutic Window
Endogenous
Endogenous+NGN-401
Deficient
Deficient +NGN-401
Well tolerated in animal models
Shows therapeutic effect in gold standard model
Functional MeCP2 protein levels



- ~50% of cells express WT levels of MeCP2
- ~50% are MeCP2 **deficient**

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NGN-401 Demonstrates Efficacy and Safety in Mecp2 Mouse Models ICV Delivery of NGN-401 Delivers Targeted MeCP2 Levels AAV9 capsid EXACT Full length EXACT Promoter recognition sites miRNA human MECP2 Survival in Male Knockout Survival in Female Het NGN-401 (regulated) 100 100 EXACT1 MECP2 75 75 23 37wks 9 Unregulated 50 50 MECP2 25 25 NGN-401 1e11 vg 0 0 NGN-401 3e11 vg 0 5 10 15 20 25 30 35 40 45 50 0 5 10 15 20 25 Unregulated 1e11 vg Age (weeks) Age (weeks) Unregulated 3e11 vg WT + Vehicle Male or female + Vehicle Het=heterozygous for Mecp2, mirroring genetic makeup of human females with Rett syndrome 14 Survival (%) Survival (%)

ICV Administration Significantly Better Distribution Than IT-L To Key Areas of the Nervous System Underlying Rett Syndrome in NHPs Key areas of Rett syndrome pathology ICV M o to r C o rte x Speech F ro n ta l C o rte x Motor H ip p o c a m p u s C e re b e llu m B ra in s te m C e rv ic a l Autonomic T h o ra c ic Intrathecal L u m b a r 0 1 0 0 0 0 2 0 0 0 0 3 0 0 0 0 4 0 0 0 0 Vector genome copies/µg DNA

NGN-401 Preclinical Data Enabled Pediatric Clinical Approach Delivery of full-length MECP2 Promising efficacy, favorable safety profile MAXIMIZES THERAPEUTIC POTENTIAL DEMONSTRATED CONTROLLED MeCP2 LEVELS No evidence of off-target or MeCP2 tox Robust MeCP2 levels to key brain areas PROVIDES TRANSLATIONAL FOUNDATION GENERATED COMPREHENSIVE FOR HUMANS SAFETY PACKAGE U.S. FDA and UK MHRA cleared dosing directly into pediatric patients 16

Cardinal Clinical Features of Rett Syndrome

Inability to Communicate

- Loss of purposeful hand use & involuntary hand movements
- Loss of spoken language

Impaired Fine and Gross Motor Skills

- Loss of hand function
- Gait abnormalities
- Ambulation requiring assistance or non-ambulatory

Autonomic Dysfunction

- Severe apnea episodes
- Hyperventilation
- Constipation
- Difficulty swallowing
- Sleep disturbance

Additional Disease Manifestations

- Seizures
- Anxiety
- Scoliosis
- Muscle contractures


Normal
Birth
Developmental delay
Regression of gained skills
Hand stereotypies
~1-4 yrs
"Relative" stability
Risk of scoliosis increases
Risk of seizures developing
Hand function loss
~4-10 yrs
GI tube placement common
Spinal fusion surgery common
Significant muscle rigidity/contractures
Increased mobility loss
Adolescents to adults

NEUROGENE
Pini G, et al. Orphanet Journal of Rare Diseases (2016) 11:132.
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Phase 1/2 Trial for NGN-401 Designed to Inform Future Pivotal Clinical Trial


Enrollment expected to initiate 2Q24
Cohort 2
N=8
Currently enrolling
Cohort 1
N=8

- Cohort 1 dose of 1E15 vg (total), Cohort 2 dose of 3E15 vg (total)
- Cohorts to enroll concurrently
- Both doses within GLP toxicology safety margin
- Key assessments at 3, 6, 9 and 12 months, which include caregiver and clinician assessments – RSBQ, CGI-I and CGI-S

Key Eligibility Criteria

- Female, age ≥4 to ≤10 years with Classic Rett syndrome
- Clinical diagnosis & genetic confirmation of pathogenic MeCP2 mutation
- Clinical Global Impression-Severity (CGI-S) score of 4-6

Efficacy Assessments of Interest

Autonomic Function	Objective device to monitor breathing
Hand Function	Physician assessment of improvement
Communication	Physician assessment of improvement
Gross Motor Function	Physician assessment of improvement

GLP = Good Laboratory Practice, CGI-I=Clinician Global Impression of Improvement, RSBQ=Rett syndrome behavior questionnaire (more details on Slide 35)

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NGN-401 Study Inclusion Criteria is Driven by Severity of Rett Syndrome Domains Under CGI-S

Limited impairment (CGI-S=1, CGI-S=2) | Modest impairment (CGI-S=3) | Eligible for Phase 1/2 clinical trial (CGI-S=4, CGI-S=5, CGI-S=6)

Clinical domains	CGI-S=1	CGI-S=2	CGI-S=3	CGI-S=4	CGI-S=5	CGI-S=6	CGI-S=7
Language/ Communication	Normal	May have unusual features (eg echolalia, reading disability)	Phrases-sentences. May have conversations or echolalia	<5 words Babbles Makes choices 25%-50%	No words Babbles Makes choices ≤25%	Vocalizations Occasionally screams Rarely or makes no choices	No words No vocalizations Screams No choices
Ambulation	No impairment	Normal, may have slight evidence of dystonia/ ataxia/ dyspraxia	Walks, able to use stairs/run May ride tricycle or climb	Walks independently Unable to use stairs or run	Walks with assistance	Stands with support or independently May walk with support Sits independently or with support	Cannot sit Doesn't stand or walk
Hand use	Normal, no impairment	Normal, may have slight fine motor issue	Bilateral pincer grasp. May use pen to write but has fine motor issues like tremor	Reaches for objects, raking grasp or unilateral pincer May use utensils/cup	Reaches No grasps	Rarely-occasionally reaches out No grasp	None
Social (eye contact)	Normal	Occasional eye gaze avoidance	Appropriate eye contact, >30s	Eye contact <20s	Eye contact <10s	Eye contact, inconsistent 5s	None
Autonomic	None	Minimal	No or minimal breathing abnormalities (<5%) warm, pink extremities	Breathing dysrhythmia <50% No cyanosis Cool UE, Pink LE	Breathing dysrhythmia 50% No cyanosis Cold UE, Pink LE	Breathing dysrhythmia 50-100% May have cyanosis Cool UE or LE, may be blue	Breathing dysrhythmia constantly with cyanosis Cold UE and LE, Mottled/blue
Seizures	None	None or controlled	None, with or without meds	Monthly-weekly	Weekly	Weekly-daily	Daily
Attentiveness	Normal	Occasional inattention	Attentive to conversation, follows commands	50-100%	50%	<50%	0%

NGN-401 Phase 1/2 Clinical Trial Status Update and Anticipated Milestones Phase 1/2 Clinical Trial Status q First patient dosed 3Q:23, second patient dosed 4Q:23, third patient dosed 1Q:24 q No treatment-emergent, procedure-related serious adverse events or overexpression toxicity observed to date 2024 Anticipated Key Milestones q Expand ongoing Phase 1/2 clinical trial in 1H:24 to enroll a larger cohort of patients q Initiate dosing of Cohort 2 in 2Q:24 q Complete dosing of Cohort 1 in 2H:24 q Interim Phase 1/2 clinical data 4Q:24 q Additional Phase 1/2 clinical data from expanded low dose and high dose cohorts in 2H:25 DSMB = Data and Safety Monitoring Board 20

NGN-101 for CLN5 Batten Disease Treating both CNS and vision through dual route of administration

CLN5 Batten Disease - Fatal, Neurodegenerative Disease With No Disease-Specific Treatment Options CLN5 Batten disease has no available treatment options Brineura, approved globally for a similar indication, CLN2, has transformed clinical outcomes in Batten disease Simonati A et al, Phenotype and natural history of variant late infantile ceroid-lipofuscinosis 5. Dev Med Child Neurol. 2017 Aug;59(8):815-821. 22

NGN-101 Dual Delivery Supported by Compelling Preclinical Data Dual route of administration NGN-101 dosing (ICV+IVT) in CLN5 knockout sheep First clinical gene therapy study targeting both Combination dosing leads to halting of disease progression neurodegeneration and vision loss 30 20 +/- +/- CLN5 Control CLN5 Control -/- -/- CC LN LN 5 5 UntrU en att er deated -/- -/- CLN5 Treated CLN5 High Dose 10 0 NGN-101 product design 0 5 10 15 20 25 Age (months) AAV9 Full length Promoter NGN-101 dosing Human CLN5 capsid IVT = Intravitreal 23 Clinical score (/24)

Clinical Study Design For NGN-101 Addresses Vision and CNS Currently enrolling Fully enrolled High dose Fully enrolled Mid dose • Dose selection based on sheep studies Low dose Cohort 3 showing significant treatment effects Cohort 2 • Key assessments every 6 and 12 months Cohort 1 N=3 N=1 N=2 Efficacy Endpoints/Markers of Interest Key Eligibility Criteria Optical Coherence Preservation of key retinal layers is a leading • Age ≥3 to ≤9 years Tomography (OCT) indicator of vision stability • Genetic diagnosis of CLN5 • Onset of disease ≤5 years of age Stability in treated eye vs. worsening in untreated Visual Acuity • Score of ≥1 on the Hamburg eye could provide evidence of clinical benefit motor domain at minimum, the equivalent of 20/200 visual acuity Scale has been used previously to support BMRN’s or better at the time of screening Hamburg Motor Scale ® ERT Brineura for CLN2 disease ERT = Enzyme replacement therapy 24

NGN-101 — Defining a Registration Path

FDA meeting focused on finalizing CMC plans completed 4Q:23

Potency Assay

FDA accepted proposed potency assay strategy, a first milestone in determining continuation of the program

Improved Manufacturing Process

FDA alignment on proposed comparability strategy for using Neurogene-made material with substantially improv ed profile to Phase 1/2 drug product

Plan to request FDA meeting in 2H:24 to align on clinical requirements for streamlined registration

Complete enrollment of high dose cohort in 2024

Continue collection of clinical trial data on vision and motor for analysis

Ongoing natural history data collection and analysis

Alignment with FDA on streamlined registration pathway required to move program forward

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Key Anticipated Milestone Events

Key Upcoming Anticipated Milestones and Pipeline Developments Rett syndrome (NGN-401) ❑ Expand ongoing Phase 1/2 clinical trial in 1H:24 to enroll a larger cohort of patients ❑ Interim Phase 1/2 clinical data 4Q:24 ❑ Additional Phase 1/2 clinical data from expanded low dose and high dose cohorts in 2H:25 CLN5 Batten disease (NGN-101) ❑ Interim Phase 1/2 clinical data in 2H:24 ❑ Engage in FDA discussions regarding a streamlined registrational pathway in 2H:24 Early-stage discovery ❑ Advance one program into the clinic (2025) Approximately $200 million cash on hand at mid-December closing expected to fund operations into 2H:26 27

Why Neurogene? Unlocking multi-billion dollar neurological disease markets Proprietary capabilities and technology enable addressing complex diseases Strategy focused on efficiency and maximizing probability of success Leadership team with deep operational, technological and clinical experience Leading life sciences investor syndicate Strong balance sheet and fiscally disciplined approach 28

Appendix

Rett Syndrome Primarily Results from Loss of MECP2 Function in the Brain, Making the Brain the Key Target Area for Gene Therapy Mecp2 Knockout • Limiting expression of MeCP2 Peripheral Mecp2 Knock Out Mouse to only the brain/spinal cord results in a near normal mouse Peripheral knockout WT • NHP biodistribution study shows 10-100x greater NHP AAV9 Biodistribution Across Key Brain areas distribution for ICV/ICM compared to IT-L • Delivery of NGN-401 via ICV chosen to maximize MECP2 expression in the brain Ross et al., 2016 Hum. Mol. Genetics. PMID: 28173151 30 NHP data from ASGCT 2021 Annual meeting May 11-14

Delivers Consistent Levels of MECP2 Expression on Cell- by-Cell Basis NGN-MECP2 Achieves Narrow Expression of MECP2* 1000 EXACT GTx 800 Conventional GTx 600 Unregulated Regulated 400 Conventional 200 0 0 50 100 150 200 *mouse cortex Intensity (AU) immunohistochemistry 31 Number of cells

NGN-401 Demonstrates Tight MECP2 Regulation That Translates to Compelling Outcomes in a Knockout Mouse Model ICV Delivery of NGN-401 Delivers Targeted MECP2 Levels AAV9 capsid EXACT Full length EXACT Promoter recognition sites miRNA human MECP2 Clinical Score* Survival 100 30 25 75 NGN-401 1e11 vg Key domains improved: 20 NGN-401 3e11 vg 23 37wks 9 50 15• Motor 10• Gait 25 5 • Breathing 0 0 0 5 10 15 20 25 30 0 5 10 15 20 25 30 35 40 45 50 Age (weeks) Age (weeks) *RTT scored 0-5 for six domains: 32 mobility, gait, clasping, breathing, tremor, body condition Survival (%) RTT score

NGN-401 Via ICV Delivery Well Tolerated in Multiple Studies While Conventional Unregulated Gene Therapy is Toxic NGN-401 Well Tolerated in NHP studies, NGN-401 Well Tolerated in Female Tight mRNA Levels in NHPs for Mouse Model, Unregulated While Unregulated MeCP2 NGN-401, While Unregulated Has Demonstrates Early Toxicity MeCP2 Highly Toxic Substantially Greater Variance 100 75 50 150 Regulated* Unregulated 100 25 50 2 0 NGN-401 low dose 0 5 10 15 20 25 2 NGN-401 high dose 5 Age (weeks) 6 3 4 AAV9-RTT251 low dose 5 3 13 1 AAV9-RTT251 high dose 4 2 1 3 0 2 1 0 0 5 10 15 20 25 NCV unaltered Age (weeks) NCV reduced >3m/s WT Vehicle (n=20) 13 Complete loss of NCV response NGN-401 3.7 × 10 vg Het Vehicle (n=13) 14 NGN-401 1.1 × 10 vg NGN-401 1e11 vg (n=11) 13 Unregulated 3.7 × 10 vg NGN-401 3e11 vg (n=17) 14 Unregulated 1.1 × 10 vg Unregulated 1e11 vg (n=9) Unregulated 3e11 vg (n=10) NOTE: toxicity scoring developed to capture phenotypes associated with MeCP2 overexpression including general condition, tremor, loss of limb use. *Regulated includes NGN-401 and another EXACT vector; data at 30 days 33 NCV=nerve conduction velocity; NHP = non-human primates Frontal Cortex Motor Cortex Sensory Cortex Hippocampus Striatum Thalamus Midbrain Pons Cerebellum Spinal Cord Liver Survival (%) Toxicity score Fold change over NGN-401 (copies per ug RNA)

NGN-401 Distribution and Expression Levels in NHPs Support Encouraging Profile for Human Testing • NGN-401 distributes to key regions underlying RTT pathophysiology in WT non-human primates • Degree of mRNA expression tracks vector genome biodistribution of AAV9 across key brain regions • Aggregate transgene expression below levels of endogenous MECP2 mRNA (100% of cells), avoiding overexpression concerns Vector Biodistribution with ICV Administration Addresses NGN-401 mRNA Expression Levels Below Key Areas of the Brain Affected in Rett Syndrome Endogenous Vector biodistribution Motor Sensory motor Seizure 8 Endogenous MECP2 Speech Behavior Autonomic 10 8 10 7 10 7 10 NGN-401 low 6 10 6 10 NGN-401 3.7e13 vg dose NGN-401 high 5 NGN-401 1.1e14 vg 5 10 10 dose 4 4 10 10 3 3 10 10 2 2 10 10 1 1 10 10 34 Motor Cortex Frontal Cortex Sensory Cortex Hippocampus Cerebellum Midbrain Thalamus Pons Cervical Spinal Cord Motor Cortex Frontal Cortex Sensory Cortex Hippocampus Cerebellum Midbrain Thalamus Pons Cervical Spinal Cord vg/μg DNA copies/μg RNA

GLP Toxicology in NHPs Support Favorable Safety Profile • NGN-401 evaluated in GLP NHP toxicology study with 90-day and 180-day cohorts • No signs or symptoms of MeCP2 overexpression observed • >4x safety margin relative to NGN-401 clinical starting dose in Phase 1/2 • Overall toxicology profile consistent with typical profile of intra-CSF administered AAV9 product • Slight to minimal non-adverse pathology detected in the dorsal root ganglion (DRG) nerves • Early and transient liver enzyme elevations observed, which resolved quickly without intervention 35

Explanation of CGI-I and RSBQ 5=Minimally 1=Very much Worse Improved CGI-I (Clinician Global Impression of Improvement) 6=Much Worse 2=Much Improved 4=No Change 7=Very much 3=Minimally Worsened Improved Domain Total Possible Points (90) RSBQ General mood 16 (Rett Syndrome Behavior Questionnaire) Breathing problems 10 Score Definition Hand behaviors 12 0 not true 1 somewhat or sometimes true Repetitive face movements 8 2 very true Body rocking and expressionless face 12 Nighttime behaviors 6 Fear/anxiety 8 Walking/standing 4 Other 14 36